Exhibit 99.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Mitchell Rubenstein, as Chief Executive Officer of Hollywood Media Corp. (the "Company") certify, pursuant to 18 U.S.C.ss. 1350, as adopted by
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) the accompanying Form 10-Q report for the period ending June 30, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002


                                   /s/ Mitchell Rubenstein
                                   --------------------------------------
                                   Mitchell Rubenstein
                                   Chairman of the Board and
                                   Chief Executive Officer
                                   (Principal Executive and Financial Officer)